SUPPLEMENT TO GAM FUNDS, INC. PROSPECTUS DATED APRIL 30, 2001

Please note the following amendments to the GAM Funds, Inc. Prospectus dated April 30, 2001.

* COVER PAGE, the second paragraph is deleted in its entirety and replaced as follows:

The Funds described in this Prospectus, other than GAM American Focus Fund, are managed by GAM International Management Limited ("GIML"). The GAM American Focus Fund is managed by Global Asset Management (USA) Inc. ("GAM USA"). GIML and GAM USA are collectively referred to as the "Investment Advisors." GAM Services, Inc. ("GAM Services"), an affiliate of GAM USA and GIML, serves as the principal underwriter for the Funds' securities.

* PAGE 36, relating to Past Performance and Expenses of the GAM American Focus Fund, the following is added to the second paragraph found in the left-hand column:

As of June 20, 2001, the sole investment advisor to the Fund is GAM USA. Accordingly, the Fund's historic performance may not reflect its current investment policies or future performance. (For more information see, "Management of the Funds" at pages 44 and 45 of the Prospectus as well as the information provided in this Supplement below).

* PAGE 44, relating to Management of the Funds with respect to Investment Advisors, the following is added to the second paragraph:

On June 20, 2001, the shareholders of the GAM American Focus Fund met via proxy and approved the New Advisory Agreement between the Fund and GAM USA. Therefore, as of June 20, 2001, GAM USA is the sole and permanent investment advisor to the GAM American Focus Fund until terminated.

* PAGE 45, relating to Management of the Funds with respect to Investment Advisors, the following is added to the first full paragraph:

As of June 20, 2001, under the terms of the New Advisory Agreement, the GAM American Focus Fund will pay GAM USA 1.0% per annum of its average daily net assets. Therefore, as of June 20, 2001, the GAM American Focus Fund will not pay an advisory fee to GIML.

The information contained in this Supplement supersedes any contrary information contained in the Fund's Prospectus. Please be sure to retain this Supplement with your Prospectus.

Supplement dated: June 25, 2001